Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

CNH Industrial N.V. and its subsidiaries have substantial worldwide operations. CNH Industrial N.V.’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2017 of $455 million consists almost entirely of the income taxes owed by the subsidiaries of CNH Industrial N.V.

The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2017, 2016, and 2015 are as follows:

	2017	2016	2015
	(in millions)
Parent country source	$(212)	$(73)	$11
Foreign sources	892	64	556
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$680	$(9)	$567

The provision for income taxes for the years ended December 31, 2017, 2016 and 2015 consisted of the following:

	2017	2016	2015
	(in millions)
Current income taxes	$354	$229	$263
Deferred income taxes	101	69	97
Total income tax provision	$455	$298	$360

CNH Industrial N.V. is incorporated in the Netherlands, but is a tax resident of the United Kingdom. The reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the weighted average of the United Kingdom statutory main corporation tax rates in force over each of the Company’s calendar year reporting periods of 20% in 2015 and 2016 and 19.25% in 2017. A reconciliation of CNH Industrial’s income tax expense for the years ended December 31, 2017, 2016 and 2015 is as follows:

	2017	2016	2015
	(in millions)
Tax provision at the parent statutory rate	$131	$(2)	$115
Foreign income taxed at different rates	95	(11)	56
Change in valuation allowance	163	133	111
Italian IRAP taxes	17	22	6
Tax contingencies	18	(2)	26
Tax credits and incentives	(48)	(88)	(43)
Venezuela remeasurement, and impairment and deconsolidation charges	18	16	51
Non-deductible EC Settlement	—	160	—
Change in tax rate or law	39	14	23
Withholding taxes	6	11	8
Other	16	45	7
Total income tax provision	$455	$298	$360

During the last quarter of 2017, new tax legislation was enacted in several jurisdictions, including the United States and the United Kingdom. In connection with these legislative changes, the Company booked $39 million tax expense related to the US mandatory repatriation tax and the write-down of deferred tax assets in the relevant jurisdictions. The Company has recorded provisional amounts related to the U.S. Tax Act. The ultimate impact may differ from these provisional amounts, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the U.S. Tax Act. The accounting is expected to be completed by December 31, 2018. In addition, the Company has established an $84 million valuation allowance against deferred tax assets in its U.K. operations as a result of new tax legislation in the U.K.

The 2016 tax expense was impacted by the non-tax deductible charge of $551 million incurred in the first half of 2016 for the European Commission settlement. For more information on the European Commission Settlement, see “Note 13, Commitments and contingencies”.

During December 2016, the Company completed a corporate reorganization of its Latin American operations, resulting in a $59 million charge to tax expense, comprised of $58 million related to changes in valuation allowances booked against deferred tax assets in Brazil and Argentina and $1 million related to certain other basis adjustments.

At December 31, 2017, undistributed earnings in certain subsidiaries outside the United Kingdom totaled approximately $3 billion for which no deferred tax has been recorded because the remittance of earnings from certain jurisdictions would incur no tax or such earnings are permanently reinvested. The Company has determined that the amount of unrecognized deferred tax liability relating to the $3 billion undistributed earnings is approximately $42 million and attributable to foreign withholding taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from its joint ventures in which it owned 50% or less, and recorded $8 million of deferred taxes as of December 31, 2017. The repatriation of undistributed earnings to the United Kingdom is generally exempt from United Kingdom income taxes under a full participation exemption.

Deferred Income Tax Assets and Liabilities

The components of net deferred tax assets as of December 31, 2017 and 2016 are as follows:

	2017	2016
	(in millions)
Deferred tax assets:
Inventories	$108	$96
Warranty and campaigns	202	183
Allowance for credit losses	184	180
Marketing and sales incentive programs	259	326
Other risk and future charges reserve	312	216
Pension, postretirement and postemployment benefits	408	553
Measurement of derivative financial instruments	1	36
Research and development costs	458	423
Other reserves	339	359
Tax credits and loss carry forwards	684	767
Less: Valuation allowances	(1,744)	(1,490)
Total deferred tax assets	$1,211	$1,649
Deferred tax liabilities:
Property, plant and equipment	$295	$481
Other	195	315
Total deferred tax liabilities	490	796
Net deferred tax assets	$721	$853

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2017 and 2016 as follows:

	2017	2016
	(in millions)
Deferred tax assets	$818	$937
Deferred tax liabilities	(97)	(84)
Net deferred tax assets	$721	$853

Valuation Allowances

As of December 31, 2017, the Company has valuation allowances of $1,744 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to operations in Brazil, Germany, Italy and the United Kingdom.

CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. These tax losses expire as follows: $146 million in 2018; $204 million in 2019; $41 million in 2020; $96 million in 2021; $494 million in 2022 and beyond. CNH Industrial also has tax loss carry forwards of approximately $3 billion with indefinite lives. CNH Industrial has tax credit carry forwards. The years in which these tax credits expire are as follows: $2 million in 2019; and $37 million in 2022 and beyond.

Uncertain Tax Positions

The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2002 to 2017. Due to the global nature of the Company’s business, transfer pricing disputes may arise and the Company may seek correlative relief through competent authority processes.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2017	2016
	(in millions)
Balance, beginning of year	$318	$325
Additions based on tax positions related to the current year	30	30
Additions for tax positions of prior years	16	70
Reductions for tax positions of prior years	(21)	(65)
Reductions for tax positions as a result of lapse of statute	(8)	(10)
Settlements	(15)	(32)
Balance, end of year	$320	$318

As of December 31, 2017, there are $154 million of unrecognized tax benefits that if recognized would affect the effective tax rate.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2017, 2016 and 2015, the Company recognized expense of approximately $(1) million, $7 million and $2 million for income tax related interest and penalties, respectively. The Company had approximately $11 million, $12 million and $16 million of income tax related interest and penalties accrued at December 31, 2017, 2016 and 2015, respectively.

At December 31, 2017, it is not reasonably possible to estimate the expected change to the total amount of unrealized benefit in the next twelve months. The Company does not believe the resolution of any outstanding tax examinations will have a material adverse effect on the Company’s financial position or its results of operations.